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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                November 10, 2009
                Date of Report (date of earliest event reported)


                           NATIONAL DENTEX CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission file number 000-23092


              MASSACHUSETTS                             04-2762050
             (State or Other                         (I.R.S. Employer
             Jurisdiction of                        Identification  No.)
             Incorporation or
              Organization)


             2 Vision Drive,                               01760
               Natick, MA
          (Address of Principal                          (Zip Code)
            Executive Offices)

                                 (508) 907-7800
                (Registrant's Telephone No., including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

     On November 10, 2009, Mr. Jack Crosby notified the Board of Directors of National Dentex Corporation ("National Dentex") that he will retire as a Director upon the completion of his term in May 2010, when National Dentex's holds its 2010 Special Meeting in Lieu of its Annual Meeting of Stockholders. Mr. Crosby, who is the Chairman of The Rust Group, a private investment partnership headquartered in Austin, Texas, has served as a member of the Board of Directors since 1992. Mr. Crosby's decision to retire at the end of his term was due to personal obligations outside of his duties as a Director.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        NATIONAL DENTEX CORPORATION
                                        (Registrant)




November 16, 2009
                                                  /s/  Richard F. Becker, Jr.
                                         By:....................................
                                         Richard F. Becker, Jr.
                                         Executive Vice President and Treasurer